QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Senior Housing Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Senior Housing Properties Trust

Notice of 2017 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 18, 2017 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Senior Housing Properties Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Senior Housing Properties Trust's 2017 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2017 Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2017 Annual Meeting of Shareholders.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2017 Annual Meeting of Shareholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

February 28, 2017

On behalf of the Board of Trustees,

Lisa Harris Jones
Chair of the Nominating and Governance Committee

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 18, 2017

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Hold an advisory vote to approve executive compensation;

3.
Hold an advisory vote on the frequency of future advisory votes to approve executive compensation;

4.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year;

5.
Vote on a non-binding shareholder proposal requesting that the Company's Board of Trustees adopt a "proxy access" bylaw, if properly presented at the meeting; and

6.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Trustees set February 1, 2017 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2017 Annual Meeting. All shareholders are encouraged to vote in advance of the 2017 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

February 28, 2017
Newton, Massachusetts

By Order of the Board of Trustees,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2017 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet, or how to attend the 2017 Annual Meeting and vote your shares in person.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on February 1, 2017.

PROPOSALS THAT REQUIRE YOUR VOTE:

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 15	FOR	Plurality of all votes cast*
2	Advisory Vote to Approve Executive Compensation**	Page 58	FOR	Majority of votes cast
3	Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation**	Page 59	THREE YEARS	Majority of votes cast
4	Ratification of Independent Auditors**	Page 60	FOR	Majority of votes cast
5	Shareholder Proposal Requesting that the Board Adopt a Proxy Access Bylaw, if Properly Presented**	Page 63	AGAINST	75% of votes entitled to be cast

*
The Board of Trustees has adopted a resignation policy pursuant to which an incumbent Trustee who fails to receive a majority of votes cast in an uncontested election will offer to resign from the Board of Trustees and, in such circumstance, the Board of Trustees will decide whether to accept or reject the resignation offer.
**
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m. Eastern time on May 17, 2017 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m. Eastern time on May 17, 2017 to authorize a proxy BY TELEPHONE.
You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 12 of "Questions and Answers" for important details on admission requirements.

2    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

PROXY SUMMARY

This summary highlights matters for consideration by shareholders at our 2017 Annual Meeting. You should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 18)

Shareholders are being asked to elect the following five Trustees to our Company's Board of Trustees.

NAME OF TRUSTEE	AGE*	OCCUPATION	COMMITTEE MEMBERSHIPS

John L. Harrington**	80	Chairman of the Board of Trustees of the Yawkey Foundation	Audit (Chair), Compensation and Nominating and Governance
Lisa Harris Jones**	48	Founding member of the law firm of Harris Jones & Malone, LLC	Audit, Compensation and Nominating and Governance (Chair)
Adam D. Portnoy	46	Managing Director, President and Chief Executive Officer of The RMR Group Inc.	None
Barry M. Portnoy	71	Chairman of The RMR Group LLC	None
Jeffrey P. Somers**	73	Of Counsel to the law firm of Morse, Barnes-Brown & Pendleton, PC	Audit, Compensation (Chair) and Nominating and Governance

*
As of February 1, 2017

**
Independent Trustee

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (page 58)

Shareholders are being asked to approve the executive compensation of the Company's named executive officers through a non-binding advisory vote. In evaluating the Company's compensation process for 2016, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2016 Annual Meeting of Shareholders.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION (page 59)

Shareholders are being asked to vote on the frequency of future advisory votes to approve executive compensation through a non-binding advisory vote. The choices available under Section 14A of the Exchange Act are every year, every two years or every three years.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    3

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 60)

Shareholders are being asked to ratify the appointment of Ernst & Young LLP as independent auditors of Senior Housing Properties Trust for the Company's fiscal year ending December 31, 2017. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of these matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2017.

NON-BINDING SHAREHOLDER PROPOSAL REQUESTING THAT THE COMPANY'S BOARD OF TRUSTEES ADOPT A "PROXY ACCESS" BYLAW, IF PROPERLY PRESENTED (page 63)

A shareholder proposal was submitted by the UAW Retiree Medical Benefits Trust. The Comptroller of the City of New York, as the custodian and a trustee of the New York City Employees' Retirement System and the New York City Police Pension Fund, and custodian of the New York City Board of Education Retirement System, is a co-filer of the proposal. If one of the shareholder proponents, or its representative who is qualified under state law, is present at the 2017 Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted on at the 2017 Annual Meeting. As an advisory vote, if approved, the proposal would be a non-binding recommendation to the Board.

4    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Governance Highlights (page 27)

The Company is committed to good corporate governance, which promotes the long term interests of its shareholders, strengthens the Board, increases management's accountability and helps build public trust in the Company. This commitment is reflected in various aspects of the Company's corporate governance, including:

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    5

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

February 28, 2017

PROXY STATEMENT

The Board of Trustees (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2017 Annual Meeting of Shareholders (the "2017 Annual Meeting") of Senior Housing Properties Trust, a Maryland real estate investment trust (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Thursday, May 18, 2017, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2016 Annual Report on Form 10-K on or about February 28, 2017.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2017 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of common shares of beneficial interest, par value $0.01 per share, of the Company ("Common Shares") as of the close of business on February 1, 2017, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of the Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 1, 2017, there were approximately 237,544,478 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 18, 2017.

The Notice of 2017 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2016, are available at www.proxyvote.com.

6    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2017 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the fiscal year ended December 31, 2016 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2017 Annual Meeting: Jennifer B. Clark, Secretary; David J. Hegarty, President and Chief Operating Officer; and Barry M. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern time on May 17, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    7

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. Eastern time on May 17, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2017 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 1, 2017, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

8    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

5. What are my voting choices for each of the proposals to be voted on at the 2017 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustees

•

vote in favor of all Trustee nominees;

•

withhold your vote for all Trustee nominees; or

•

vote in favor of one or more Trustee nominees and withhold your vote for the other Trustee nominee(s).

The Board recommends a vote FOR all Trustee nominees.

Plurality of all votes cast*
Item 2: Advisory Vote to Approve Executive Compensation**	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal. The Board recommends a vote FOR the advisory vote to approve executive compensation.	Majority of votes cast
Item 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation**

•

vote in favor of every year as the frequency;

•

vote in favor of every two years as the frequency;

•

vote in favor of every three years as the frequency; or

•

abstain from voting on the proposal.

The Board recommends a vote for every THREE YEARS as the frequency of future advisory votes to approve executive compensation.

Majority of votes cast
Item 4: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors†	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast
Item 5: Shareholder Proposal Requesting that the Board Adopt a Proxy Access Bylaw, if Properly Presented††

•

vote in favor of the shareholder proposal;

•

vote against the shareholder proposal; or

•

abstain from voting on the shareholder proposal.

The Board recommends a vote AGAINST the shareholder proposal.

75% of all votes entitled to be cast

*
The Board has adopted a resignation policy pursuant to which an incumbent Trustee who fails to receive a majority of votes cast in an uncontested election will offer to resign from the Board and, in such circumstance, the Board will decide whether to accept or reject the resignation offer.

**
As advisory votes, the proposal to approve executive compensation and the proposal on the frequency of future advisory votes are not binding upon the Company. Our Compensation Committee, which is 100% comprised of Independent Trustees and is responsible for designing and administering the Company's executive compensation program, and the Board value the opinions expressed by shareholders and will consider the outcome of these votes, among other factors, when making future compensation decisions.

†
Our Audit Committee, which is 100% comprised of Independent Trustees, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

††
As an advisory vote, the shareholder proposal is not binding upon the Company and, if approved, would serve only as a recommendation to the Board. However, the Board values the opinion of the Company's shareholders and will consider the outcome of this vote and other factors and circumstances.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    9

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of all Trustee nominees identified in this Proxy Statement;

  •
  FOR the advisory vote to approve executive compensation;

  •
  Every THREE YEARS as the frequency of future advisory votes to approve executive compensation;

  •
  FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors; and

  •
  AGAINST the non-binding shareholder proposal requesting that the Board adopt a proxy access bylaw, if properly presented.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of Trustees, the advisory vote to approve executive compensation, the advisory vote on the frequency of future advisory votes to approve executive compensation and the non-binding shareholder proposal requesting that the Board adopt a proxy access bylaw (if properly presented) are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2017 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2017 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1, 2, 3 or 4 to be voted on at the 2017 Annual Meeting. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Items 1, 2 or 3. There can be no broker non-votes on Item 4 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your

10    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

shares, the nominee has discretionary authority to vote on your behalf. Abstentions and broker non-votes will have the effect of a vote "AGAINST" Item 5.

With respect to Item 1, a proxy marked "WITHHOLD" will not be counted for purposes of determining a plurality of votes cast but will be counted as a vote "AGAINST" for purposes of determining a majority of votes cast under the Company's Trustee resignation policy. Pursuant to the Company's Governance Guidelines, if a Trustee nominee fails to receive a majority of votes cast, he or she will offer to resign from the Board and the Board will decide whether to accept or reject the resignation offer.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2017 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A shareholder's attendance at the 2017 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2017 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2017 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2017 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $20,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will request banks, brokers and

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    11

other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8234. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2017 Annual Meeting Information

14. How do I attend the 2017 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2017 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the Record Date (February 1, 2017) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

  •
  Record owners: If you are a shareholder who holds shares directly, you need not present any documentation to attend the 2017 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@snhreit.com or by fax to (617) 796-8349. Requests for authorized named representatives to attend the meeting must

12    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

    be received no later than Thursday, May 11, 2017, or if the meeting is postponed or adjourned to a later date on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 1, 2017 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8234.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2017 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our SEC filings and our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.snhreit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers go to www.snhreit.com, click on "Investors," click on "Financial Information" and click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    13

17. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should fill out a report at the Company's website, www.snhreit.com, call the Company's toll free confidential message system at (866) 511-5038, write to the party for whom the communication is intended, c/o Secretary, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@snhreit.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2018 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2018 Annual Meeting of Shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by October 31, 2017.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Amended and Restated Bylaws (our "Bylaws") and must be received by the Company not later than 5:00 p.m. Eastern time on October 31, 2017 and not earlier than October 1, 2017.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 13 of this Proxy Statement.

14    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

ELECTION OF TRUSTEES (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Amended and Restated Declaration of Trust (our "Declaration of Trust") and Bylaws, the Board consists of five members. Pursuant to our Bylaws, three of our Trustees are Independent Trustees and two of our Trustees are Managing Trustees. In 2014, our Declaration of Trust was amended to provide for the annual election of Trustees. This amendment was recommended by the Board and approved by holders of more than 71% of the outstanding Common Shares at the 2014 Annual Meeting of Shareholders. Trustees elected prior to the effectiveness of this amendment were elected to serve three year terms. Beginning with the 2015 Annual Meeting of Shareholders, the Trustees up for election at an Annual Meeting of Shareholders stand for election for a one year term expiring at the next Annual Meeting of Shareholders. All Trustees are standing for election at the 2017 Annual Meeting.

A plurality of all the votes cast at the meeting is required to elect a Trustee at the 2017 Annual Meeting. Pursuant to the Company's Governance Guidelines, if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, the Trustee will submit an offer to resign from the Board. In such circumstance, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Senior Housing Properties Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by e-mail to secretary@snhreit.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Trustee. Our Bylaws also provide that a shareholder of the Company may nominate a person for election to the Board provided the shareholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how shareholders can nominate Trustees for election to the Board, see "Shareholder Nominations and Other Proposals" beginning on page 35.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    15

Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. In accordance with our Declaration of Trust and Bylaws, the Board consists of five Trustees: two Managing Trustees and three Independent Trustees. Independent Trustees are not employees of RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of The NASDAQ Stock Market LLC ("NASDAQ") and the SEC. Managing Trustees have been employees, officers or directors of RMR LLC or have been involved in the Company's day to day activities for at least one year prior to such Trustee's election. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee candidate be a person of high integrity with a proven record of success in his or her field. Each Trustee candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

16    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions and healthcare regulatory matters.

•

High level of financial literacy.

•

Knowledge of commercial real estate industry and real estate investment trusts ("REITs").

•

Familiarity with medical office building leasing activities and healthcare regulation trends and activity.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board must constantly evaluate the Company's strategic direction in light of current real estate and healthcare business trends, healthcare policy trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of the impact of financial market trends on the real estate industry.

•

Understanding of healthcare policy, trends and regulations, healthcare business trends and their impact on the Company's business and strategic plans.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board is comprised of two Managing Trustees and three Independent Trustees.	• Qualifying as a Managing Trustee in accordance with the requirements of our Bylaws. • Qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    17

2017 Nominees for Trustee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated each of Mr. John L. Harrington, Ms. Lisa Harris Jones and Mr. Jeffrey P. Somers for election as an Independent Trustee and each of Mr. Adam D. Portnoy and Mr. Barry M. Portnoy for election as a Managing Trustee. Each Trustee nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2018 Annual Meeting of Shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Trustee nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Trustee nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Trustee.

The Board of Trustees recommends a vote "FOR" the election of all Trustee nominees.

Trustees and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of February 1, 2017, of the Company's Trustees, Trustee nominees and executive officers. The business address of the Trustees, Trustee nominees and executive officers is c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below are the attributes of that Trustee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" beginning on page 15.

18    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Trustee Nominees

John L. Harrington

Independent Trustee since 1999

Term: Term expiring at the 2017 Annual Meeting

Age: 80

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 1995); RMR Real Estate Income Fund, including its predecessor funds (since 2002); Government Properties Income Trust (since 2009)

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    19

Lisa Harris Jones

Independent Trustee since 2015

Term: Term expiring at the 2017 Annual Meeting

Age: 48

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: TravelCenters of America LLC (since 2013)

Ms. Harris Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Harris Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris, Jones & Malone, LLC, Ms. Harris Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Harris Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience in real estate matters;

•

demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•

work on public company boards and board committees; and

•

qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

20    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Adam D. Portnoy

Managing Trustee since 2007

Term: Term expiring at the 2017 Annual Meeting

Age: 46

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 2007); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the managing directors of The RMR Group Inc. ("RMR Inc.") and its president and chief executive officer since shortly after its formation in 2015. Mr. Portnoy is president and chief executive officer of RMR LLC and was a director of RMR LLC from 2006 until June 5, 2015, when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director, the president and chief executive officer of Tremont Realty Advisors LLC since March 2016, a director and the president of RMR Advisors LLC since 2007 and chief executive officer of RMR Advisors LLC since 2015. Mr. Portnoy is an owner, trustee and officer of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president of RMR Real Estate Income Fund from 2007 to 2015 and as president of Government Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO as well as working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed Internet telecommunication company. Mr. Portnoy currently serves as the honorary consul general of the Republic of Bulgaria in Massachusetts, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the commercial real estate industry and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

government organization service;

•

experience in starting an Internet telecommunications company and serving as its senior executive;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Bylaws.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    21

Barry M. Portnoy

Managing Trustee since 1999

Term: Term expiring at the 2017 Annual Meeting

Age: 71

Other Public Company Boards: Hospitality Properties Trust (since 1995); Five Star Quality Care, Inc. (since 2001); Government Properties Income Trust (since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2002); TravelCenters of America LLC (since 2006); Select Income REIT (since 2011); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the managing directors of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy is a chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015, when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, chairman of RMR Advisors LLC since 2015 and a director and a vice president of RMR Advisors LLC since its founding in 2002. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in, and knowledge of, the commercial real estate industry, senior living industry and REITs;

•

leadership position with RMR LLC;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Bylaws.

22    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Jeffrey P. Somers

Independent Trustee since 2009; Lead Independent Trustee since 2015

Term: Term expiring at the 2017 Annual Meeting

Age: 73

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Government Properties Income Trust (since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2012)

Mr. Somers has been since 2010 Of Counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as a director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee for Glover Hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

•

leadership role as a law firm managing member;

•

experience as a hospital trustee, including guiding the hospital's sale process;

•

service as a trustee of public investment companies;

•

extensive experience in complex business transactions;

•

sophisticated understanding of finance and accounting matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    23

Executive Officers

David J. Hegarty

President and Chief Operating Officer since 1999

Age: 60

Mr. Hegarty has been an executive vice president of RMR LLC since 2006. Mr. Hegarty was a director of RMR LLC from 1995 until June 5, 2015 when RMR Inc. became the managing member of RMR LLC. Mr. Hegarty has been employed in various positions at RMR LLC and their managed companies since 1987. Prior to joining RMR LLC, Mr. Hegarty worked at Arthur Young & Co., a predecessor to Ernst & Young LLP. Mr. Hegarty is a certified public accountant.

Richard W. Siedel, Jr.

Chief Financial Officer and Treasurer since 2016

Age: 37

Mr. Siedel served as chief accounting officer of Five Star Quality Care, Inc. from 2014 through 2015, and he previously served as controller of RMR LLC from 2013 to 2014. Mr. Siedel's former experience also includes various accounting leadership positions, including corporate controller at Sensata Technologies (NYSE: ST) from 2010 to 2013 and as an auditor at Ernst & Young LLP from 2001 to 2010.

Barry Portnoy is the father of Adam Portnoy. There are no other family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Five Star Quality Care, Inc., TravelCenters of America LLC, Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a public REIT that primarily invests in properties that are majority leased to government tenants ("GOV"). Hospitality Properties Trust is a public REIT that owns hotels and travel centers ("HPT"). Select Income REIT is a public REIT that primarily owns net leased, single tenant properties ("SIR" and, together with GOV and HPT, the "Other REITs"). Five Star Quality Care, Inc. is a public real estate based operating company in the healthcare and senior living services business ("FVE"). TravelCenters of America LLC is a public real estate based operating company in the travel center, convenience store and restaurant businesses ("TA"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships. Affiliates Insurance Company is a privately owned Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a public company whose controlling shareholder is ABP Trust, which is owned by our Managing Trustees and to which RMR LLC provides management services. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). Tremont Realty Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment advisor that advises private funds and separately managed accounts that invest in commercial real estate debt, including secured mortgage debt and mezzanine financing opportunities. The foregoing entities may be considered to be affiliates of the Company.

24    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees in each case for Board, committee and committee chair services. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Trustee for Board service is the same as the number awarded to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. To this end, the Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 5, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

In determining the amount and composition of Trustee compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Independent Trustee cash compensation and determines the amount of such compensation.

2016 Annual Trustee Compensation

Each Independent Trustee received an annual fee of $40,000 for services as a Trustee, plus a fee of $1,000 for each meeting attended prior to May 18, 2016, and a fee of $1,250 for each meeting attended on or after May 18, 2016. Up to two $1,000 or $1,250 fees, as applicable, were or are paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were or are held on the same date. Each Independent Trustee and Managing Trustee received an award of 2,500 Common Shares in 2016.

Each Independent Trustee who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $15,000, $10,000 and $10,000, respectively. The Lead Independent Trustee received an additional annual cash retainer fee of $12,500 for serving in this role. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

The following table details the total compensation of the Trustees for the year ended December 31, 2016 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

John L. Harrington	95,750	45,650	—	141,400
Lisa Harris Jones	90,750	45,650	—	136,400
Adam D. Portnoy(3)	—	45,650	—	45,650
Barry M. Portnoy(3)	—	45,650	—	45,650
Jeffrey P. Somers	110,750	45,650	—	156,400

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2016. In addition to the $40,000 annual cash fees, each of Ms. Harris Jones and Messrs. Harrington and

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    25

  Somers earned an additional $10,000, $15,000 and $10,000, respectively, for service as a committee chair in 2016. Ms. Harris Jones and Messrs. Harrington and Somers each earned an additional $40,750 in fees for meetings attended in 2016. Mr. Somers also earned $12,500 for his role as Lead Independent Trustee and $7,500 for his service as chair of the Special Committee of the Board that was formed in connection with the Company's consideration and negotiation of the transaction agreement entered into with FVE in June 2016 relating to certain sale leaseback and purchases of senior living communities and the amendment of certain management agreements and related transactions, which are further described elsewhere in this Proxy Statement under "Certain Related Person Transactions."

(2)
Equals 2,500 Common Shares multiplied by the closing price of such shares on the award date, May 18, 2016. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards to Trustees vest at the time the award is granted.
(3)
Managing Trustees do not receive cash compensation for their services as Trustees.

26    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our shareholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and communications, Board committees, Trustee access to management and independent advisers, Trustee compensation and share ownership guidelines, Trustee orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.snhreit.com, click on "Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 13.

Board Leadership Structure

The Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

We do not have a Chairman of the Board. In 2015, the Board amended the Company's Governance Guidelines to provide for the role and responsibilities of a Lead Independent Trustee to be selected annually by a majority of the Independent Trustees, and our Independent Trustees selected Mr. Somers to serve in such role. Among other things, the Lead Independent Trustee's responsibilities include: serving as a liaison between the Company's management and the Independent Trustees; presiding at all meetings of the Board at which the Managing Trustees are not present, including each executive session of the Independent Trustees; assisting the Compensation Committee in its annual evaluation of the performance of the Company's management; being reasonably available for consultation and direct communication with shareholders upon request; and such other responsibilities as the Board may determine. The Lead Independent Trustee may call meetings of the Independent Trustees or executive sessions of Independent Trustees and presides at any such meeting.

Our President and Treasurer are not members of the Board, but they regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of RMR LLC also sometimes attend Board meetings at the invitation of the Board. Special meetings of the Board may be called at any time by any Managing Trustee, the president or pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with the Lead Independent Trustee and the Company's management, set the agenda for Board meetings. The Lead Independent Trustee may place an item on an agenda, and any Trustee may suggest agenda items and raise other matters at meetings. Discussions

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    27

at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees are expected to meet in regularly scheduled meetings at which only Independent Trustees are present. It is expected that these executive sessions will occur at least twice per year in conjunction with regularly scheduled Board meetings. Our Independent Trustees also meet to consider Company business without the attendance of the Managing Trustees or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors.

In 2016, the Board held 13 meetings. In 2016, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Trustees attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.snhreit.com.

Independence of Trustees

Under the corporate governance listing standards of NASDAQ, the Board must consist of a majority of Independent Trustees. To be considered independent:

  •
  a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the NASDAQ rules; and

  •
  the Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our Bylaws also require that a majority of the Board be Independent Trustees. Under our Bylaws, Independent Trustees are not employees of RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of NASDAQ and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NASDAQ and SEC criteria, as well as our Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that John L. Harrington, Lisa Harris Jones and Jeffrey P. Somers currently qualify as independent trustees under applicable NASDAQ rules and SEC criteria and are Independent Trustees under our Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC and its affiliates provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable NASDAQ and SEC standards.

28    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on our website, www.snhreit.com, by clicking on "Investors" and then "Governance." Shareholders may also request copies free of charge by writing to Investor Relations, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit, Compensation and Nominating and Governance Committees are comprised entirely of Independent Trustees, and an Independent Trustee serves as Chair of each committee. The Chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee set the agendas for their respective committee meetings, but any Trustee, member of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    29

Audit Committee

John L. Harrington Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Lisa Harris Jones, Jeffrey P. Somers
Meetings Held in 2016: 7

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the Company's accounting and financial reporting processes; (2) the audits of the Company's financial statements and internal control over financial reporting; (3) the Company's compliance with legal and regulatory requirements; and (4) the Company's internal audit function generally. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Harrington is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and NASDAQ. The Board's determination that Mr. Harrington is a financial expert was based on his experience as: (i) executive director of a large charitable organization; (ii) chief executive officer of a major professional sports business; (iii) a member of the Audit Committee and of the audit committees of other public companies; (iv) a certified public accountant; (v) a director of a large national bank; and (vi) a college assistant professor of accounting.

30    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Compensation Committee

Jeffrey P. Somers Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: John L. Harrington, Lisa Harris Jones
Meetings Held in 2016: 5

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the evaluation of the performance and compensation of the business and property management services provider to the Company, the President, the Treasurer and any other executive officer of the Company and the Director of Internal Audit of the Company; (2) the compensation of the Trustees; and (3) the approval, evaluation and administration of any equity compensation plans of the Company. Under its charter, the Compensation Committee is responsible for the determination and approval of any compensation payable by the Company to the President, the Treasurer and any other executive officer of the Company based on such evaluation. The Compensation Committee is also responsible for the evaluation and recommendation to the Board of the cash compensation payable by the Company to the Trustees for Board and committee service and the annual evaluation of the performance of the Director of Internal Audit and the determination of his or her compensation. In addition, the Compensation Committee is responsible for the annual review of any business and property management agreement of the Company with the business and property management services provider to the Company, the proposal and approval of amendments to or termination of any business and property management agreement of the Company with any such provider to the Company and the review of amounts payable by the Company under any such management agreements.

Independence:
Each member of the Compensation Committee meets the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    31

Nominating and Governance Committee

Lisa Harris Jones Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: John L. Harrington, Jeffrey P. Somers
Meetings Held in 2016: 4

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each Annual Meeting of Shareholders (or special meeting of shareholders at which Trustees are to be elected) or when vacancies occur; (2) to perform certain assessments of the Board and Company management; and (3) to develop and recommend to the Board a set of governance principles applicable to the Company. Under its charter, the Nominating and Governance Committee is also responsible for overseeing the evaluation of Company management to the extent not overseen by the Compensation Committee or another committee of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines.

32    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  RMR LLC implements risk management and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR LLC, and RMR LLC and the Company's officers and Director of Internal Audit are responsible to incorporate risk management in their activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    33

The Compensation Committee evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business and property management agreements, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  participating in the advisory vote to approve executive compensation;

  •
  participating in the advisory vote on the frequency of future advisory votes to approve executive compensation;

  •
  directing communications to individual Trustees or the entire Board; and

  •
  attending the Annual Meeting of Shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications should be addressed to Trustees in care of the Secretary, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email to secretary@snhreit.com or sent by filling out a report by visiting the Company's website, www.snhreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline." In addition, shareholders and other interested parties may call the Company's toll free confidential message system at (866) 511-5038.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to its Trustees and officers and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by e-mailing Internal.Audit@snhreit.com; or by filling out a report by visiting the

34    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Company's website, www.snhreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Governance Guidelines

Trustee Share Ownership Policy.    All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. The Governance Guidelines codify the Company's expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 5, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

Trustee Resignation Policy.    The Governance Guidelines provide that if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, the Trustee will submit an offer to resign from the Board. In such circumstance, the Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers and (iv) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 49 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals for the 2018 Annual Meeting of Shareholders: In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    35

Deadline to Submit Nominations and Proposals for the 2018 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m. Eastern time on October 31, 2017 and not earlier than October 1, 2017; provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days earlier or later than May 18, 2018, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the tenth day following the earlier of the day on which (i) notice of the date of the 2018 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2018 Annual Meeting of Shareholders is first made by the Company.

Deadline to Submit Proposals for the 2018 Annual Meeting of Shareholders for Purposes of Rule 14a-8: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before October 31, 2017 in order to be eligible to be included in the proxy statement for the 2018 Annual Meeting of Shareholders; provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days before or after May 18, 2018, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an Annual Meeting of Shareholders or other business for consideration at an Annual Meeting of Shareholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2016 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

36    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.snhreit.com.

Certain Related Person Transactions

Relationship with FVE. FVE was the Company's 100% owned subsidiary until the Company distributed its common shares to the Company's shareholders in 2001. The Company is currently one of FVE's largest stockholders, owning, as of December 31, 2016, 4,235,000 FVE common shares, or 8.5% of FVE's outstanding common shares. FVE is the Company's largest tenant and the manager of the Company's managed senior living communities.

RMR LLC provides management services to both the Company and FVE. RMR Inc., the managing member of RMR LLC, is controlled by the Company's Managing Trustees, Adam Portnoy and Barry Portnoy. As of December 31, 2016, Adam Portnoy and Barry Portnoy beneficially owned an aggregate of 18,339,621 FVE common shares, or 36.7% of FVE's outstanding common shares. Barry Portnoy is also a managing director of FVE. FVE's president and chief executive officer, chief financial officer and treasurer and senior vice president and general counsel are officers of RMR LLC, and Five Star's chief financial officer and treasurer was formerly the Company's Chief Financial Officer and Treasurer from 2007 through 2015.

In order to effect the distribution of FVE common shares to the Company's shareholders in 2001 and to govern the Company's relations with FVE thereafter, FVE entered into agreements with the Company and others, including RMR LLC. Since then, the Company has entered into various leases, management agreements and other agreements with FVE that include provisions that confirm and modify these undertakings. Among other things, these agreements provide that:

  •
  so long as the Company remains a REIT, FVE may not waive the share ownership restrictions in its charter that prohibit any person or group from acquiring more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of any class of FVE stock without the Company's consent;

  •
  so long as FVE is the Company's tenant or manager, FVE will not permit nor take any action that, in the Company's reasonable judgment, might jeopardize the Company's qualification for taxation as a REIT;

  •
  the Company has the right to terminate the leases and management agreements it has with FVE upon the acquisition by a person or group of more than 9.8% of FVE's voting stock or other

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    37

    change in control events affecting FVE, as defined therein, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to FVE's board of directors of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of FVE's directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual; and

  •
  so long as FVE is a tenant of the Company or manager for the Company or has a business management agreement with RMR LLC, FVE will not acquire or finance any real estate of a type then owned or financed by the Company or any other company managed by RMR LLC without first giving the Company or such company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

Transaction Agreement with FVE. On June 29, 2016, the Company entered into a transaction agreement and related agreements (collectively, the "Transaction Documents") with FVE, pursuant to which, among other things, on June 29, 2016, the Company and FVE completed a sale and leaseback transaction with respect to certain senior living communities owned by FVE and entered into new pooling agreements regarding FVE's management of certain senior living communities the Company owns. Pursuant to the Transaction Documents:

  •
  The Company purchased seven senior living communities from FVE for $112.4 million, excluding costs, and simultaneously leased these communities back to FVE under a new long term lease agreement, pursuant to which FVE is required to pay initial annual rent of $8.4 million. The terms of this lease agreement are described further below in "Senior Living Communities the Company Leases to FVE".

  •
  The Company and FVE terminated three of the four then existing pooling agreements that combined certain of the Company's management agreements with FVE for senior living communities that include assisted living units (the "AL Management Agreements") and the Company entered into 10 new pooling agreements with FVE that collectively combined all the then AL Management Agreements. The Company's management agreement with FVE for the part of the Company's senior living community located in New York that is not subject to the requirements of New York healthcare licensing laws, and the Company's management agreement with FVE for one of the Company's assisted living communities located in California are not currently included in any of the Company's pooling agreements with FVE. The terms of the Company's management agreements and pooling agreements with FVE, including the changes to the Company's management agreements made by the new pooling agreements, are described further below in "Senior Living Communities Managed by FVE."

  •
  The Company and FVE amended the management agreement for one senior living community located in Villa Valencia, California so that the calculation of the Company's annual minimum return under that agreement is fixed at a specified annual return plus 7% of any amount funded by the Company for capital expenditures at this community since December 31, 2015.

Because of the continuing relationships between the Company and FVE, the terms of the Transaction Documents were negotiated and approved by special committees of the Company's Board of Trustees and FVE's board of directors composed solely of the Company's Independent Trustees and FVE's independent directors who were not also Trustees or directors of the other party, which committees were represented by separate counsel.

Senior Living Communities the Company Leases to FVE. The Company is FVE's largest landlord and FVE is the Company's largest tenant. As of December 31, 2016, the Company leased 185 senior living communities to FVE pursuant to the following five leases with FVE.

  •
  Lease No. 1 expires in 2024 and includes 83 communities, including independent living communities, assisted living communities and skilled nursing facilities ("SNFs").

38    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

  •
  Lease No. 2 expires in 2026 and includes 47 communities, including independent living communities, assisted living communities and SNFs.

  •
  Lease No. 3 expires in 2028 and includes 17 communities, including independent living communities and assisted living communities, all of which secure the Company's mortgage debts payable to the Federal National Mortgage Association.

  •
  Lease No. 4 expires in 2032 and includes 29 communities, including independent living communities, assisted living communities and SNFs.

  •
  Lease No. 5 expires in 2028 and includes nine assisted living communities.

Under the Company's leases with FVE, FVE pays the Company annual rent plus percentage rent equal to 4% of the increase in gross revenues at certain of the Company's senior living communities over base year gross revenues as specified in the applicable lease. FVE's obligation to pay percentage rent under Lease No. 5 commences in 2018. The Company determines percentage rent due under these leases annually and recognize it at year end when all contingencies are met. The Company recognized total rental income from FVE of approximately $203.6 million (including percentage rent of approximately $5.7 million) for the year ended December 31, 2016. As of December 31, 2016, FVE's total annual rent payable to the Company was approximately $203.4 million, excluding percentage rent. Under the Company's leases with FVE, FVE has the option to extend the lease term for two consecutive 10 or 15 year terms. The Company has the right, in connection with a financing or other capital raising transaction, to reassign one or more of the communities covered by Lease No. 5, and, after repayment of certain mortgage debt financing of the Company's, to reassign one or more of the communities covered by Lease No. 3, to another of its long term lease agreements with FVE.

The Company's leases with FVE are so called "triple net" leases, which generally require FVE to pay rent and all property operating expenses, to indemnify the Company from liability which may arise by reason of the Company's ownership of the properties, to maintain the properties at FVE's expense, to remove and dispose of hazardous substances on the properties in compliance with applicable law and to maintain insurance on the properties for FVE's and the Company's benefit. In the event of any damage, or immaterial condemnation, of a leased property, FVE is generally required to rebuild with insurance or condemnation proceeds or, if such proceeds are insufficient, other amounts made available by the Company, if any, but if other amounts are made available by the Company, the rent will be increased accordingly. In the event of any material or total condemnation of a leased property, the lease will terminate with respect to that leased property, in which event the Company will be entitled to the condemnation proceeds and the rent will be reduced accordingly. In the event of any material or total destruction of a leased property, FVE may terminate the lease with respect to that leased property, in which event FVE will be required to pay the Company any shortfall in the amount of proceeds the Company receives from insurance compared to the replacement cost of that leased property and the rent will be reduced accordingly.

Under the Company's leases with FVE, FVE may request that the Company purchase certain improvements to the leased communities in return for rent increases in accordance with a formula specified in the applicable lease; however, the Company is not obligated to purchase such improvements and FVE is not obligated to sell them to the Company. During the year ended December 31, 2016, the Company purchased approximately $21.4 million of such improvements and FVE's annual rent payable to the Company increased by approximately $1.7 million, in accordance with the terms of the applicable leases.

In September 2016, the Company acquired an additional living unit at a senior living community located in Florida that we lease to FVE for $130,000, excluding closing costs. This living unit was added to the applicable lease and the annual rent payable to the Company by FVE increased by $10,000 in accordance with the terms of that lease. In September 2016, the Company and FVE sold a vacant SNF located in Wisconsin that the Company leased to FVE for $248,000, excluding closing costs; as a result

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    39

of this sale, the annual rent payable to the Company by FVE decreased by $25,000 in accordance with the terms of that lease. In December 2016, the Company acquired two senior living communities located in Illinois with a combined 126 living units for $18.6 million, excluding closing costs. These two senior living communities were added to one of Company's leases with FVE and FVE's annual rent payable to the Company increased by approximately $1.4 million in accordance with the terms of that lease.

Senior Living Communities Managed by FVE. As of December 31, 2016, we owned 68 senior living communities that are managed by FVE. The Company leases its senior living communities that are managed by FVE and include assisted living units or SNF units to the Company's taxable REIT subsidiaries ("TRSs"), and FVE manages these communities pursuant to long term management agreements.

On June 29, 2016, the Company and FVE terminated three of the four then existing pooling agreements and entered into the 10 new pooling agreements that combine the Company's AL Management Agreements for senior living communities. The Company's management agreement with FVE for the part of the senior living community located in New York that is not subject to the requirements of New York healthcare licensing laws, as described elsewhere herein, and the management agreement for one of the Company's assisted living communities located in California, are not currently included in any of the Company's pooling agreements with FVE. Pursuant to the Company's AL Management Agreements and the new pooling agreements, FVE receives:

  •
  a management fee equal to either 3% or 5% of the gross revenues realized at the applicable communities,

  •
  reimbursement for its direct costs and expenses related to such communities,

  •
  an annual incentive fee equal to either 35% or 20% of the annual net operating income of such communities remaining after the Company realizes an annual minimum return equal to either 8% or 7% of its invested capital, or, in the case of 10 communities, a specified amount plus 7% of the Company's invested capital since December 31, 2015, and

  •
  a fee for its management of capital expenditure projects equal to 3% of amounts funded by the Company.

Each of the new pooling agreements combines various calculations of revenues and expenses from the operations of the applicable communities covered by such agreement.

Under the new pooling agreements, the calculations of FVE's fees and of the Company's annual minimum return related to its AL Management Agreement that became effective before May 2015 and had been pooled under one of the previously existing pooling agreements are generally the same as they were under the previously existing pooling agreements. However, for certain communities, the new pooling agreements reduced the Company's annual minimum return to 7%, and also, with respect to 10 communities, reset the Company's annual minimum return as of January 1, 2016 to specified amounts. For the AL Management Agreements that became effective from and after May 2015, the new pooling agreements increased the management fee the Company pays FVE from 3% to 5% of the gross revenues realized at the applicable community and changed the annual incentive fee the Company pays FVE from 35% to 20% of the annual net operating income of the applicable community remaining after the Company realizes its requisite annual minimum return.

The Company also has a pooling agreement with FVE that combines the Company's management agreements with FVE for senior living communities consisting only of independent living units (the "IL Pooling Agreement").

The Company's management agreements with FVE generally expire between 2030 and 2040, and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice

40    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

of nonrenewal is delivered. These management agreements also generally provide that the Company and FVE each have the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon certain change in control events affecting the other party, as defined in the applicable agreements, including the adoption of any shareholder proposal (other than a precatory proposal) with respect to the other party, or the election to the board of directors or trustees, as applicable, of the other party of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of the other party's board of directors or board of trustees, as applicable, in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

As of December 31, 2016, the Company owned 68 senior living communities that are managed by FVE. During the year ended December 31, 2016, FVE began managing for the Company's account eight senior living communities the Company owns with an aggregate 696 living units. Two of these communities, located in North Carolina and Alabama with a combined 263 living units, had previously been leased to unrelated third parties that defaulted on such leases. The Company acquired one of these communities, located in Georgia with 38 living units, in May 2016 and FVE began managing that community at that time. Five of these communities, located in Georgia with a combined 395 living units, had previously been managed by affiliates of one of the unrelated third parties that defaulted on its lease referred to above. In December 2016, the Company terminated the in place management agreements for these communities and entered into new management agreements with FVE to manage these five communities for the Company's account. One of these new management agreements was added to one of the Company's existing pooling agreements with FVE and the remaining four new management agreements were added to a new pooling agreement with FVE. In addition, during the year ended December 31, 2016, the Company acquired a land parcel adjacent to a senior living community located in Georgia that FVE manages for the Company's account that was added to the applicable management agreement. During the year ended December 31, 2016, the Company also sold a formerly managed memory care building located in Florida, and the applicable management agreement was terminated.

The Company incurred management fees of approximately $11.9 million for the year ended December 31, 2016 with respect to the communities FVE manages for the Company.

D&R Yonkers LLC. The Company owns a senior living community in New York with 310 living units, a part of which is managed by FVE pursuant to a long term management agreement with the Company with respect to the senior living units at this community that are not subject to the requirements of New York healthcare licensing laws. The terms of this management agreement are substantially consistent with the terms of the Company's other management agreements with FVE for communities that include assisted living units, except that the management fee payable to FVE is equal to 5% of the gross revenues realized at that part of the community and there is no incentive fee payable by the Company to FVE. This management agreement expires on December 31, 2031.

In order to accommodate certain requirements of New York healthcare licensing laws, one of the Company's TRSs subleases the part of this community that is subject to the requirements of those laws to D&R Yonkers LLC, an entity which is owned by the Company's President and Chief Operating Officer and FVE's chief financial officer and treasurer. FVE manages this part of the community pursuant to a long term management agreement with D&R Yonkers LLC under which FVE earns a management fee equal to 3% of the gross revenues realized at that part of the community and no incentive fee is payable to FVE. D&R Yonkers LLC's management agreement with FVE expires on August 31, 2017, and is subject to renewal for nine consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered. The Company has entered into an indemnification agreement with the owners of D&R Yonkers LLC, pursuant to which the Company has agreed to indemnify them for costs, losses and expenses they may sustain by reason of being a member, director or officer of D&R Yonkers LLC or in connection with any costs, losses or expenses under the Company's TRS's sublease with D&R Yonkers LLC or the management agreement between D&R Yonkers LLC and FVE. The Company's transactions and balances with D&R Yonkers LLC are eliminated upon consolidation for accounting

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    41

purposes and are not separately stated and do not appear in the Company's consolidated financial statements.

Relationships With RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. RMR LLC is a subsidiary of RMR Inc. One of the Company's Managing Trustees, Adam Portnoy, is a managing director, president and chief executive officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. The Company's other Managing Trustee, Barry Portnoy, is a managing director, officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. ABP Trust is owned by Adam Portnoy and Barry Portnoy. Adam Portnoy and Barry Portnoy also own class A membership units of RMR LLC (through ABP Trust). Each of the Company's executive officers is also an officer of RMR LLC. The Company's Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Barry Portnoy serves as a managing director or managing trustee of all of the public companies to which RMR LLC or its affiliates provide management services, and Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its affiliates provide management services.

The Company has no employees. The personnel and various services the Company requires to operate its business are provided to it by RMR LLC. The Company has two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the property level operations of the Company's properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants ("MOBs"), both of which are described below, see "—Management Agreements With RMR LLC."

Tender Offer for FVE Shares. In connection with the proposed acquisition of up to 18,000,000 FVE common shares by ABP Acquisition LLC, an entity indirectly owned by the Company's Managing Trustees, on October 2, 2016, the Company entered into a consent agreement with Adam Portnoy, Barry Portnoy, ABP Trust and ABP Acquisition LLC, (together, the "ABP Parties"), which was approved by the Board (with Adam Portnoy and Barry Portnoy abstaining), pursuant to which the Company: (i) consented to the FVE board of directors' grant of exceptions to the ownership restrictions set forth in FVE's charter that allowed the ABP Parties and certain related persons to acquire and own, in aggregate, up to 38% of the issued and outstanding FVE common shares and (ii) waived any default or event of default under any lease, management or other agreement between or among the Company and FVE, or any of its or the Company's subsidiaries, arising or resulting from the grant of such exceptions or the acquisition by the ABP Parties, in aggregate, of up to 18,000,000 FVE common shares. On November 10, 2016, ABP Acquisition LLC completed the acquisition of 17,999,999 FVE common shares at a purchase price of $3.00 per share pursuant to a tender offer.

Interest in RMR Inc. The Company currently holds 2,637,408 shares of class A common stock of RMR Inc., the parent and managing member of RMR LLC. The Company and three other REITs to which RMR LLC provides management services, HPT, GOV and SIR, acquired shares of class A common stock of RMR Inc. in a transaction completed on June 5, 2015 (the "Up-C Transaction"). Through their ownership of class A common stock of RMR Inc., class B-1 common stock of RMR Inc., class B-2 common stock of RMR Inc. and class A membership units of RMR LLC, as of February 1, 2017, the Company's Managing Trustees in aggregate hold, directly and indirectly, a 51.9% economic interest in RMR LLC and control 91.5% of the voting power of outstanding capital stock of RMR Inc. As part of the Up-C Transaction, on June 5, 2015, the Company entered into a registration rights agreement with RMR Inc. covering the class A common stock of RMR Inc. that the Company received in the Up-C Transaction, pursuant to which the Company received demand and piggyback registration rights, subject to certain limitations, and the Company entered into a lock up and registration rights agreement with ABP Trust and Adam Portnoy and Barry Portnoy pursuant to which ABP Trust and Adam Portnoy and Barry Portnoy agreed not to transfer the 2,345,000 Common Shares that ABP Trust received in the Up-C Transaction for a 10 year period ending on June 5, 2025, and the Company granted them certain registration rights, subject to certain exceptions.

42    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Management Agreements With RMR LLC. The Company's management agreements with RMR LLC provide for an annual base management fee, an annual incentive management fee and property management and construction supervision fees, payable in cash:

  •
  Base Management Fee. The annual base management fee payable to RMR LLC by the Company for each applicable period is equal to the lesser of:

  ◦
  the sum of (a) 0.5% of the daily weighted average of the aggregate book value of the Company's real estate assets owned by the Company or its subsidiaries as of October 12, 1999 (the "Transferred Assets"), plus (b) 0.7% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets exceeding $250.0 million; and

  ◦
  the sum of (a) 0.7% of the average closing price per share of the Common Shares on the applicable stock exchange on which such Common Shares are principally traded during such period, multiplied by the average number of the Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Company's Average Market Capitalization"), up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes its consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non cash reserves.

  •
  Incentive Fee. The incentive fee which may be earned by RMR LLC for an annual period is calculated as follows:

  ◦
  An amount, subject to a cap, based on the value of the outstanding Common Shares, equal to 12% of the product of:

  •
  the Company's equity market capitalization on the last trading day of the year immediately prior to the relevant measurement period, and

  •
  the amount (expressed as a percentage) by which the total returns per share realized by the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL U.S. REIT Healthcare Index (in each case subject to certain adjustments) for the relevant measurement period.

  ◦
  The measurement periods are generally three year periods ending with the year for which the incentive fee is being calculated.

  ◦
  The benchmark return per share is adjusted if the Company's total return per share exceeds 12% per year in any measurement period and, generally, no incentive management fee is payable by the Company unless the Company's total return per share during the measurement period is positive.

  ◦
  The incentive management fee is subject to a cap equal to the value of 1.5% of the number of the Common Shares then outstanding multiplied by the average closing price of the Common

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    43

      Shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

    ◦
    If the Company's financial statements are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC, for one or more periods in respect of which RMR LLC received an incentive management fee, the incentive management fee payable with respect to periods for which there has been a restatement shall be recalculated by, and approved by a majority vote of, the Company's Independent Trustees, and RMR LLC may be required to pay the Company an amount equal to the value in excess of that which RMR LLC would have received based upon the incentive management fee as recalculated, either in cash or Common Shares.

  •
  Property Management and Construction Supervision Fees. The property management fees payable to RMR LLC by the Company for each applicable period are equal to 3% of gross collected rents and the construction supervision fees payable to RMR LLC by the Company for each applicable period are equal to 5% of construction costs.

Pursuant to the Company's business management agreement with RMR LLC, the Company recognized net business management fees of approximately $36.8 million for the year ended December 31, 2016, which amount reflects a reduction of approximately $3.0 million for the amortization of the liability the Company recorded in accordance with generally accepted accounting principles in connection with the Up-C Transaction. No incentive fee was payable to RMR LLC under the Company's business management agreement for 2016.

Pursuant to the Company's property management agreement with RMR LLC, the Company recognized aggregate net property management and construction supervision fees of approximately $10.6 million for the year ended December 31, 2016.

Expense Reimbursement. The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR LLC on its behalf. The Company's property level operating expenses are generally incorporated into rents charged to its tenants, including certain payroll and related costs incurred by RMR LLC.

The Company reimbursed RMR LLC approximately $9.1 million for property management related expenses for the year ended December 31, 2016. The Company is generally not responsible for payment of RMR LLC's employment, office or administrative expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR LLC's employees assigned to work exclusively or partly at the Company's properties, its share of the wages, benefits and other related costs of centralized accounting personnel and its share of RMR LLC's costs for providing the Company's internal audit function. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amounts recognized as expense for internal audit costs were approximately $0.2 million for the year ended December 31, 2016.

Term. The Company's management agreements with RMR LLC have terms that end on December 31, 2036, and automatically extend on December 31st of each year for an additional year, so that the terms of the management agreements thereafter end on the 20th anniversary of the date of the extension.

Termination Rights. The Company has the right to terminate one or both of the management agreements with RMR LLC: (i) at any time on 60 days' written notice for convenience, (ii) immediately on written notice for cause, as defined therein, (iii) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

44    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Termination Fee. If the Company terminates one or both of the management agreements with RMR LLC for convenience, or if RMR LLC terminates one or both of the management agreements for good reason, the Company has agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the term that was remaining prior to such termination, which, depending on the time of termination would be between 19 and 20 years. If the Company terminates one or both of its management agreements with RMR LLC for a performance reason, the Company has agreed to pay RMR LLC the termination fee calculated as described above, but assuming a 10 year term was remaining prior to the termination. The Company is not required to pay any termination fee if it terminates its management agreements with RMR LLC for cause or as a result of a change of control of RMR LLC.

Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC, including cooperating with the Company and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under the business management agreement and to facilitate the orderly transfer of the management of the managed properties, as applicable.

Vendors. Pursuant to the Company's management agreements with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter into agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees. The Company has historically granted share awards to certain RMR LLC employees under the Company's equity compensation plans. During the year ended December 31, 2016, the Company made annual share awards to the Company's officers and other employees of RMR LLC of 79,650 Common Shares valued at approximately $1.7 million, based upon the closing price of the Common Shares on NASDAQ on the date of grant. One fifth of these awards vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These awards to RMR LLC employees are in addition to the share awards granted to Adam Portnoy and Barry Portnoy as Managing Trustees and the fees the Company paid to RMR LLC. On September 26, 2016 and September 30, 2016, the Company purchased an aggregate of 17,667 Common Shares and 1,563 Common Shares, respectively, valued at $23.53 and $22.71, respectively, per Common Share, the closing prices of Common Shares on NASDAQ on the dates these Common Shares were purchased, from certain employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Shares previously granted to them under the Company's equity compensation plans. Additionally, each of the Company's executive officers during 2016 received share awards of other companies to which RMR LLC provides management services, including FVE, in their capacities as officers and employees of RMR LLC.

Leases With RMR LLC. The Company leases office space to RMR LLC in certain of the Company's properties for RMR LLC's property management offices. Pursuant to the Company's lease agreements with RMR LLC, the Company recognized rental income from RMR LLC for leased office space of $242,000 for the year ended December 31, 2016. The Company's office space leases with RMR LLC are terminable by RMR LLC if the Company's management agreements with RMR LLC are terminated.

Relationship With AIC. The Company, ABP Trust, FVE and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to an amended and restated shareholders agreement regarding AIC.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    45

All of the Company's Trustees and all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate annual premiums, including taxes and fees, of approximately $3.6 million in connection with this insurance program for the policy year ending June 30, 2017, which amount may be adjusted from time to time as the Company acquires and disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance. The Company, RMR Inc., RMR LLC and certain companies to which RMR LLC provides management services, including FVE, participate in a combined directors' and officers' liability insurance policy. This combined policy expires in September 2018. The Company paid an aggregate premium of approximately $0.1 million for this policy purchased in August 2016.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, FVE, AIC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its affiliates provide management services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and NASDAQ; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016, our executive officers, Trustees and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

46    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Trustee, each of our named executive officers, and our Trustees, Trustee nominees and executive officers as a group, all as of February 1, 2017. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Barry M. Portnoy	2,872,474	1.21%	Includes 2,550,019 Common Shares owned by ABP Trust. Voting and investment power with respect to Common Shares owned by ABP Trust may be deemed to be shared by Barry Portnoy as Chairman, majority owner and a trustee of ABP Trust and Adam Portnoy as the President and Chief Executive Officer, an owner and a trustee of ABP Trust.
Adam D. Portnoy	2,685,392	1.13%	See above note.
David J. Hegarty	124,900	Less than 1%	Includes 230 Common Shares owned jointly by Mr. Hegarty and his wife.
Richard W. Siedel	3,000	Less than 1%
John L. Harrington	27,000	Less than 1%
Jeffrey P. Somers	19,500	Less than 1%
Lisa Harris Jones	5,000	Less than 1%

All Trustees and executive officers as a group (seven persons)	3,187,247	1.34%

*
Amounts exclude fractional shares.

**
Based on approximately 237,544,478 Common Shares outstanding as of February 1, 2017.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    47

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	39,167,207	16.5%	Based on a Schedule 13G/A filed with the SEC on February 13, 2017 by Vanguard:

•

Vanguard beneficially owns 39,167,207 Common Shares. Vanguard has sole voting power over 445,541 Common Shares, shared voting power over 277,954 Common Shares, sole dispositive power over 38,761,003 Common Shares and shared dispositive power over 406,204 Common Shares.

•

Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, beneficially owns 128,250 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, beneficially owns 595,245 Common Shares as a result of its serving as investment manager of Australian investment offerings.

Vanguard Specialized Funds— Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	18,024,903	7.6%	Based on a Schedule 13G filed with the SEC on February 14, 2017 by Vanguard REIT, Vanguard REIT beneficially owns and has sole voting power over 178,024,903 Common Shares and no dispositive power over such Common Shares.

The Company has been advised by Vanguard that the Common Shares reported as beneficially owned by Vanguard REIT are included in the total Common Shares reported as beneficially owned by Vanguard above.

48    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

BlackRock, Inc. ("BlackRock") 55 East 52nd Street New York, New York 10022	22,530,406	9.5%	Based on a Schedule 13G/A filed with the SEC on January 27, 2017 by BlackRock:

•

BlackRock beneficially owns and has sole dispositive power over 22,530,406 Common Shares and has sole voting power over 21,640,165 Common Shares.

•

BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G/A.

Security Capital Research & Management Incorporated ("SCRM") 10 South Dearborn Street, Suite 1400 Chicago, Illinois 60603	14,976,106	6.3%	Based on a Schedule 13G filed with the SEC on February 10, 2017 by SCRM, SCRM beneficially owns and has sole dispositive power over 14,976,106 Common Shares and has sole voting power over 12,136,531 Common Shares.
*
Beneficial ownership of Vanguard, Vanguard REIT and BlackRock are shown as of December 31, 2016. Beneficial Ownership of SCRM is shown as of December 30, 2016.

**
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. Vanguard, however, is an Excepted Holder, as defined in our Declaration of Trust, and therefore is not subject to this ownership limit, subject to certain limitations. The percentages indicated are based on approximately 237,544,478 Common Shares outstanding as of February 1, 2017.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2016 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2016, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2016, the Company's named executive officers were:

Name	Title

David J. Hegarty	President and Chief Operating Officer
Richard W. Siedel	Chief Financial Officer and Treasurer

The Company does not have any employees. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR LLC. RMR LLC conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Hegarty and Siedel, directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Company's 2012 Equity Compensation Plan (the "Share Award Plan"), discussed below. The Company does not reimburse RMR LLC for compensation RMR LLC pays to the Company's named executive officers. Neither of the Company's named executive officers has an employment agreement with the Company. In addition, except for the share award agreements discussed below under "Potential Payments upon Termination or Change in Control," neither

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    49

of the Company's named executive officers has an agreement that provides for payments or benefits upon or in connection with his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR LLC, it is not involved in compensation decisions made by RMR LLC for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR LLC are described in "Certain Related Person Transactions" beginning on page 37 of this Proxy Statement. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the below "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the Share Award Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2016 Compensation Actions

In September 2016, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public companies to which RMR LLC provides management services. RMR LLC provides management services to the following public companies: the Company, GOV, HPT, SIR, TA and FVE. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR LLC provides such services, to provide a comparative understanding of potential share grants by the Company and the other companies to which RMR LLC provides management services and to hear and consider recommendations from the Company's Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR LLC are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2016 share grants: (i) the value of the proposed share grants, (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants, (iii) the recommendations of RMR LLC as presented by the Managing Trustees, (iv) the value of share grants to executive officers providing comparable services at the Other REITs and companies to which RMR LLC provides management services, (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis, (vi) the length of historical services by each named executive officer, (vii) the responsibilities of each named executive officer and changes in those responsibilities, (viii) the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities and (ix) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not

50    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

participate in these meetings and were not involved in determining or recommending the amount or form of named executive compensation they receive from the Company.

Analysis of 2016 Awards under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR LLC employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan. The Compensation Committee has historically determined to use grants of Common Share awards under the Share Award Plan rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short term risk taking, the Company has historically granted share awards rather than stock options.

The Compensation Committee uses comparative information about the Other REITs as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the Other REITs and other RMR LLC managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the Other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR LLC or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2016, the Compensation Committee considered the foregoing factors and decided to award the same number of shares awarded to Mr. Hegarty as were awarded in 2015 in accordance with the recommendation of the Company's Managing Trustees and the Chair of the Compensation Committee. The Compensation Committee determined to grant a larger number of shares to Mr. Hegarty than to Mr. Siedel due to Mr. Hegarty's more senior position and his greater length of service to the Company. The Compensation Committee also determined that it would be appropriate to provide that such share awards would vest upon the occurrence of certain corporate "change in control" or termination events. For more information on potential payments upon such events, see page 56.

The Company determines the fair market value of the shares granted based on the closing price of the Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR LLC and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share grants to the Company and to the

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    51

recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR LLC and at the first meeting of the Board after the Annual Meeting of Shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve the compensation of the named executive officers, and to vote on the frequency of future opportunities to approve executive compensation, in this Proxy Statement. For more information, see Items 2 and 3 beginning on pages 58 and 59 of this Proxy Statement, respectively.

In evaluating the Company's compensation process for 2016, the Compensation Committee generally considered the results of the most recent advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2016 Annual Meeting of Shareholders.

RMR LLC and RMR Inc. Compensation Practices

As explained above, the Company's manager, RMR LLC, provides services that otherwise would be provided by employees, conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Hegarty and Siedel, directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of share awards under the Share Award Plan. The Company does not reimburse RMR LLC for compensation RMR LLC or RMR Inc. pays to the Company's named executive officers.

RMR LLC has advised the Company that in 2016 RMR LLC paid each of the Company's named executive officers cash compensation comprised of a fixed salary and a cash bonus. RMR LLC did not provide guaranteed cash bonuses to the Company's named executive officers during 2016 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by RMR LLC to the Company's named executive officers in 2016 were discretionary in amount and were based on a performance evaluation conducted by the compensation committee of RMR Inc.

RMR Inc., the parent of RMR LLC, granted an award of 4,000 shares of Class A common stock of RMR Inc., with a grant date fair value of $151,360, to Mr. Hegarty and an award of 300 shares of Class A common stock of RMR Inc., with a grant date fair value of $11,352, to Mr. Siedel in 2016. One fifth of the shares awarded vested on the grant date and an additional one fifth vests on each of the next four anniversaries of the initial grant date, subject to the applicable named executive officer continuing to

52    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

render significant services, whether as an employee or otherwise, to RMR LLC or a public client company managed by RMR LLC or their respective affiliates and to accelerated vesting under certain circumstances.

The Company's named executive officers are also officers and employees of RMR LLC and, as officers and employees of RMR LLC, also provide services to RMR LLC, RMR Inc. and other companies managed by RMR LLC and its subsidiaries. RMR LLC has informed the Company that the cash compensation paid by RMR LLC to the Company's named executive officers is for services provided by the officers to RMR LLC, RMR Inc., the Company and other companies managed by RMR LLC and its subsidiaries. RMR LLC has also informed the Company that it is not able to allocate with reasonable certainty or provide a reasonable estimate of the compensation paid by RMR LLC to our named executive officers for their services to the Company for a number of reasons:

  •
  Our management agreements with RMR LLC do not require individual executive officers to dedicate a specific amount of time to providing services to the Company under those agreements. RMR's officers and employees provide services on an as needed basis across RMR LLC, RMR Inc., the Company and all other companies managed by RMR LLC and its subsidiaries.

  •
  Our management agreements with RMR LLC do not require that a specified amount or percentage of the fees the Company pays to RMR LLC be allocated to the Company's executive officers.

  •
  RMR LLC does not designate a specific amount of time that the Company's named executive officers must spend providing services to the Company or record the amount of time that the Company's named executive officers (or any other employee of RMR LLC) spend providing services to the Company.

For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    53

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2016.

Jeffrey P. Somers, Chair John L. Harrington Lisa Harris Jones

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2016 was a former, officer or employee of the Company. In 2016, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC provides management services. Mr. Somers serves as an independent trustee of GOV, SIR and RIF. Mr. Harrington serves as an independent trustee of GOV, HPT and RIF. Ms. Harris Jones serves as an independent director of TA. In addition, each of our Independent Trustees serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

54    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Operating Officer and the Chief Financial Officer and Treasurer who were serving as such officers as of December 31, 2016, or the Company's "named executive officers". Neither of the Company's named executive officers is employed by the Company. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees and employs and compensates the Company's named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to RMR LLC and to the Company. For information regarding the compensation paid by the Company to RMR LLC, please see the above "Related Person Transactions" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the above "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. The Company does not pay the Company's named executive officers salaries or bonuses or provide other compensation or employee benefits except for the awards of Common Shares under the Share Award Plan.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

David J. Hegarty	2016	$205,580	$29,640	$235,220
President and Chief Operating Officer	2015	149,435	32,148	181,583
	2014	203,490	29,640	233,130

Richard W. Siedel Jr.(3)	2016	64,920	936	65,856
Chief Financial Officer and Treasurer

(1)
Represents the grant date fair value of Common Share awards in 2016, 2015 and 2014, as applicable, compiled in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions the Company paid to all of the Company's shareholders. For 2015, the amount also includes $2,508 for Mr. Hegarty, representing the fair value of the pro rata distribution the Company made of shares of class A common stock of RMR Inc. to the Company's shareholders on the date of distribution of those shares with respect to unvested Common Shares.

(3)
Mr. Siedel was appointed Chief Financial Officer and Treasurer effective January 1, 2016.

2016 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2016 provide that one fifth of each award vested on the date of grant and an additional one fifth vests on each of the next four anniversaries of the grant date, subject to the applicable named executive officer continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    55

The following table shows the total Common Shares awarded by the Company to its named executive officers in 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1)

David J. Hegarty	9/15/2016	9,500	$205,580

Richard W. Siedel Jr.	9/15/2016	3,000	64,920

(1)
Equals the number of Common Shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

2016 Outstanding Equity Awards at Fiscal Year End

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

David J. Hegarty	2016	7,600	$143,868
	2015	5,700	107,901
	2014	3,800	71,934
	2013	1,900	35,967

Richard W. Siedel Jr.	2016	2,400	45,432

(1)
The share awards granted in 2016, 2015, 2014 and 2013 were granted on September 15, 2016, September 2, 2015, September 12, 2014 and September 13, 2013, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 30, 2016.

2016 Stock Vested

The following table shows Common Share awards made in 2016 and prior years to the Company's named executive officers that vested in 2016.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

David J. Hegarty	9,500	$208,677
Richard W. Siedel Jr.	600	12,984

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2016.

Potential Payments upon Termination or Change in Control

From time to time, we have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Shares previously awarded to them under the Share Award Plan. Although we have no formal policy, plan or arrangement for payments to employees of RMR LLC in connection with their termination of employment with RMR LLC, we may in the future provide on a discretionary basis for similar

56    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

arrangements depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2016.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2016 ($)(1)

David Hegarty	19,000	$359,670
Richard W. Siedel Jr.	2,400	45,432

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 30, 2016.

For a discussion of the consequences of a Termination Event under the Company's business and property management agreements with RMR LLC, see the above "Related Person Transactions" section.

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2016; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

John L. Harrington, Chair Lisa Harris Jones Jeffrey P. Somers

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    57

ADVISORY VOTE TO APPROVE EXECUTIVE
COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 49 and the "Executive Compensation" section beginning on page 55.

The Board recommends that shareholders vote FOR the following resolution:

  RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the advisory vote to approve executive compensation.

58    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES TO APPROVE
EXECUTIVE COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the frequency with which shareholders wish to have a non-binding advisory vote on the compensation of the Company's named executive officers; in other words, how often a proposal similar to this year's Item 2 will be included in the matters to be voted on at future Annual Meetings of Shareholders. The choices available under Section 14A of the Exchange Act are every year, every two years or every three years.

After consideration, the Board recommends that shareholders select every three years as the desired frequency for a non-binding advisory vote of shareholders on named executive officer compensation. The Board believes this frequency is appropriate because the executive compensation paid by the Company is comprised solely of awards of Common Shares under the Share Award Plan, and the Company does not expect to change its method of compensating its named executive officers and further does not expect that its approach to these awards will vary significantly from year to year. This frequency will encourage a long term analysis of the Company's compensation to its named executive officers, and will provide shareholders with sufficient time to evaluate the effectiveness of the Company's compensation policies and practices.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering the frequency with which the Company will seek future shareholder votes on the Company's executive compensation.

Approval of the frequency of future advisory votes to approve executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Trustees recommends a vote for every "THREE YEARS" as the frequency of future advisory votes to approve executive compensation.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    59

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 4)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of our operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2017. Ernst & Young LLP has served as our independent auditors since the Company's formation and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended December 31, 2016 and 2015.

	2016 Fees(1)	2015 Fees

Audit Fees	$1,835,815	$2,271,743
Audit Related Fees	—	—
Tax Fees	22,100	21,000
All Other Fees	508	536

(1)
The amount of audit fees for 2016 is based on the fees estimate provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to us by Ernst & Young LLP, including in connection with the audit of the Company's 2016 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

60    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2016 and 2015 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NASDAQ rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2016 and 2015 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2016 and 2015 are set forth above and include estimated fee amounts. The tax fees charged by Ernst & Young LLP during 2016 and 2015 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2015 and 2014, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2017 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    61

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

62    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

NON-BINDING SHAREHOLDER PROPOSAL
REQUESTING THAT THE BOARD ADOPT A
PROXY ACCESS BYLAW (ITEM 5)

The following shareholder proposal was submitted by UAW Retiree Medical Benefits Trust, 110 Miller Avenue, Suite 100, Ann Arbor, MI 48104. The Comptroller of the City of New York, as the custodian and a trustee of the New York City Employees' Retirement System and the New York City Police Pension Fund, and custodian of the New York City Board of Education Retirement System, Municipal Building, One Centre Street, 8th Floor North, New York, NY 10007, is a co-filer of the proposal. If a proponent, or a representative of a proponent who is qualified under state law, is present at the 2017 Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted on at the 2017 Annual Meeting. In accordance with federal securities laws, we are including the proponents' proposal and supporting statement in this proxy statement exactly as submitted by the proponents. So you can easily distinguish between information provided by the proponents and information provided by the Company, there is a box around the information provided by the proponents. As an advisory vote, if approved, this proposal would be a non-binding recommendation to the Board.

Shareholder Proposal

RESOLVED: Shareholders of Senior Housing Properties Trust ("Senior Housing Properties") ask the board of directors ("Board") to adopt, and present for shareholder approval, a "proxy access" bylaw. The bylaw should require Senior Housing Properties Trust to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (defined below) of any person nominated for election to the board by a shareholder or group ("Nominator") satisfying the criteria below. The bylaw should also allow shareholders to vote on such nominee on Senior Housing Properties' proxy card.

Shareholder-nominated candidates appearing in proxy materials should not be permitted to exceed the larger of two or one quarter of the directors then comprising the Board. This bylaw, which would supplement existing rights, should provide that a Nominator must:

  a)
  have beneficially owned 3% or more of Senior Housing Properties' outstanding common stock continuously for at least three years;

  b)
  give Senior Housing Properties, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (information required by this subsection (b) is the "Disclosure"); and

  c)
  certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with Senior Housing Properties shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than Senior Housing Properties' proxy materials; and (c) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at Senior Housing Properties.

The Nominator may submit a statement not exceeding 500 words in support of each nominee (the "Statement"). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable rules, and the priority to be given when nominations by multiple Nominators exceed the one-quarter limit.

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    63

Supporting Statement

We believe proxy access has the potential to make directors more accountable and enhance shareholder value. A 2014 study by the CFA Institute concluded that proxy access could raise overall US market capitalization by up to $140.3 billion if adopted market-wide, "with little cost or disruption." (http://www.cfapubs.org/doi/pdfil 0.2469/ccb.v2014.n9.1)

The proposed bylaw terms enjoy strong investor support. Votes on proxy access proposals averaged approximately 55% in 2015, as of July 26 (http://corpgov.law.harvard.edu/2015/013/10/proxy-access-proposals/)—and similar bylaws have been adopted by companies, including Chesapeake Energy and Verizon. The Council of Institutional Investors issued best practices for proxy access endorsing the 3% ownership threshold (with no limit on the number of nominating shareholders in a group) we propose. (CII, "Proxy Access: Best Practices," at 3 (Aug. 2015).

The Company's Statement About The Proposal

If adopted, the UAW Retiree Medical Benefits Trust's proxy access procedure would facilitate company financed proxy contests in trustee elections by requiring the Company's proxy statement and proxy card to include nominees of a shareholder to stand for election as a Trustee in competition with the Board's nominees, instead of the nominating shareholder providing his or her own proxy materials.

The Board is not convinced that proxy access makes a board more accountable or increases shareholder value for the following reasons:

  •
  Allowing shareholders to nominate competing Board candidates in the Company's proxy statement may undercut the role of our independent Nominating and Governance Committee and the Board in a crucial element of our corporate governance.

  •
  Proxy access risks introducing non-constructive and destabilizing dynamics into the Board election process.

  •
  Proxy access creates the potential for a shareholder with special interests to use proxy access to promote a specific agenda rather than the best interests of the Company, thereby creating the risk of a special interest shareholder leveraging the Board election process at negligible cost to such shareholder.

  •
  If adopted, the UAW Retiree Medical Benefits Trust proxy access procedure would permit a shareholder with a current intent to effect a change in control to use proxy access to obtain seats on the Board, so long as the shareholder originally acquired the required number of shares in the ordinary course of business with no intent to change or influence control of the Company.

  •
  Proxy access may encourage a short term focus with respect to the Company's business that would not be in the long term interest of the Company. For example, a nominating shareholder may have more immediate need for liquidity and nominate individuals who will take steps to increase the near term share price at the expense of long term value creation.

The Board believes that the measures the Company currently employs for the nomination and election of Trustees have promoted long term value creation. Proxy access is new and its benefits are unproven. For the foregoing reasons, the Board believes that this proposal is not in the best interests of the Company and unanimously urges shareholders to vote "AGAINST" it.

Approval of the proposal requires the affirmative vote of seventy five percent (75%) of votes entitled to be cast by the holders of the Common Shares voting in person or by proxy at the 2017 Annual Meeting. As an advisory vote, if approved, the proposal would be a non-binding recommendation to the Board.

The Board of Trustees recommends a vote "AGAINST" the proposal.

64    SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
February 28, 2017

SENIOR HOUSING PROPERTIES TRUST     2017 Proxy Statement    65

THANK YOU

Thank you for being a shareholder of
Senior Housing Properties Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 17, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 17, 2017. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting. SENIOR HOUSING PROPERTIES TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Senior Housing Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Senior Housing Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E18271-P85572 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SENIOR HOUSING PROPERTIES TRUST For Withhold 1. Election of Trustees. One Year Two Years Three Years ! ! ! ! ! For ! ! ! ! ! Against Abstain Nominee (for Independent Trustee): John L. Harrington Nominee (for Independent Trustee): Lisa Harris Jones Nominee (for Managing Trustee): Adam D. Portnoy Nominee (for Managing Trustee): Barry M. Portnoy Nominee (for Independent Trustee): Jeffrey P. Somers Abstain ! ! For ! Against ! Abstain 3. Advisory vote on the frequency of future advisory votes to approve executive compensation. ! ! ! 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year. ! ! ! 5. Non-binding shareholder proposal requesting that the Company's Board of Trustees adopt a "proxy access" bylaw, if properly presented at the meeting. ! ! ! 2. Advisory vote to approve executive compensation. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSALS 2 AND 4, THREE YEARS ON PROPOSAL 3 AND AGAINST PROPOSAL 5. ! For address changes, please check this box and write them on the back where indicated. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1 The Board of Trustees Recommends a Vote AGAINST Proposal 5. The Board of Trustees Recommends a Vote FOR Proposal 4. The Board of Trustees Recommends a Vote for THREE YEARS on Proposal 3. The Board of Trustees Recommends a Vote FOR all Nominees for Trustee in Proposal 1 and FOR Proposal 2.

SENIOR HOUSING PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS May 18, 2017, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2017 Annual Meeting of Shareholders of Senior Housing Properties Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; 2. 3. Advisory vote to approve executive compensation; Advisory vote on the frequency of future advisory votes to approve executive compensation; 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year; and Non-binding shareholder proposal requesting that the Company's Board of Trustees adopt a "proxy access" bylaw, if properly presented at the meeting. 5 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSALS 2 AND 4, THREE YEARS ON PROPOSAL 3 AND AGAINST PROPOSAL 5. E18272-P85572 SENIOR HOUSING PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2017 Annual Meeting of Shareholders of Senior Housing Properties Trust (the “Company”), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Senior Housing Properties Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, David J. Hegarty and Barry M. Portnoy or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2017 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on May 18, 2017, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the notice of 2017 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSALS 2 AND 4, THREE YEARS ON PROPOSAL 3 AND AGAINST PROPOSAL 5. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) V.1.1 Address Changes/Comments:

QuickLinks

Notice of 2017 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee